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                                                                   EXHIBIT 10.07

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

                  AMENDMENT, dated as of May 14, 1998, by and between Office Centre Corporation, a Delaware corporation ("OCC"), and Joseph Hajjar (the "Executive").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, OCC and the Executive are parties to that certain employment agreement, dated as of August 22, 1997 (the "Original Agreement"); and

                  WHEREAS, the parties desire to amend the Original Agreement in accordance with the terms set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. SECTION 2(e). Section 2(e) to the Original Agreement is hereby amended by adding the following phrase after the words "OCC stock":

                  "(after giving effect to any reverse stock split)"

                  2. SECTION 2(f). Section 2(f) to the Original Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Such options (and only such options) shall not be subject to dilution as a result of any stock dividends, stock splits, combinations or subdivisions occurring on or before the completion of the IPO."

                  3. SECTION 5(a). Section 5(a) to the Original Agreement is hereby deleted in its entirety and replaced with the following:

                           "(a) Unless the Executive's employment under this
                  Agreement is otherwise terminated, the term of this Agreement shall commence on the Effective Date and shall expire on the date which is three years from the date of the IPO."

                  4. The Original Agreement, as hereby amended, shall remain in full force and effect.


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                  5. This Agreement may be executed in any number of
counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed and delivered this instrument as of the date and year first above written.

                                     OFFICE CENTRE CORPORATION


                                     By: /s/R.J. Gillon, Jr.
                                        ----------------------------
                                       Name:  Robert J. Gillon, Jr.
                                       Title:

                                     /s/Joseph Hajjar
                                     ----------------------------
                                     Joseph Hajjar